Exhibit 10.1(a)

CONFIDENTIAL TREATMENT REQUESTED BY HIGHPOWER INTERNATIONAL, INC.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Supplementary Agreement (I)
to Capital Increase Agreement of Yipeng Energy Technology Co. Ltd.

Party A (Current Investor):  Huizhou Highpower Technology Co. Ltd.

Address:  Xinhu Industrial Development Area, Ma’an Town, Huicheng District, Huizhou City, Guangdong Province

Legal Representative:  Pan Dangyu

Party B (Founding Team): (the following members are hereinafter referred to collectively as “Party B”)

Name:  Shenzhen Jinpenglong Traffic Technology Co. Ltd.

Address:  East 6H18, 6/F, Shenhua Technology Industrial Park, Meihua Road, Futian District, Shenzhen

Legal Representative:  He Ping

Organization Code Certificate No.: 69712844-1

Name:  He Ping

Address:  No. 25, 2nd Door, Bldg. 15, No. A8, Xinwai Street, Xicheng District, Beijing

Name:  Shu Jianqin

Address:  Fangjiaju Street, Fangjiaju Villiage, Yingshan County, Hubei Province

Party C (Investors):  (the following members are hereinafter referred to collectively as “Party C”)

Name:  Beijing Defengjie Fuhua Venture Investment Fund Management Center (limited partnership)

Address:  Room 37, 1/F, Bldg. 23, No. 72, Qinghe Third Street, Haidian District, Beijing

Unified Social Credit Code:  91110108318078553P

Name:  Qu Jingdong

Address:  No. 701, 1st Door, Bldg. 18, Shangdi Digital Park, An’ning Zhuang, Haidian District, Beijing

Name:  Yang Lishan

Address: Zhongguancun South Street, Haidian District, Beijing

Party D:  Huizhou Yipeng Energy Technology Co. Ltd. (“Party D” or “the Target Company”)

Address:  (Workshop Building B1) No. 1, Qunliao Road, Ma’an Town, Huicheng District, Huizhou

Legal Representative: He Ping

Party A, Party B, Party C and Party D are hereinafter referred to collectively as “the Parties” and individually as “one Party”.

This Agreement is made and entered into amongst the foregoing Parties in Huizhou June 30, 2016.

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Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Whereas:  The Parties made and entered into the “Capital Increase Agreement of Yipeng Energy Technology Co. Ltd.” (hereinafter referred to as the Capital Increase Agreement) on June 30, under which Party A shall increase capital investment to Party D, and Party B and Party C are Party D’s shareholders.

IN WITNESS WHEREOF, the Parties agree as follows:

Article 1:  Whereas Beijing Defengjie Fuhua Venture Investment Fund Management Center (limited partnership) (hereinafter referred to as Defengjie) and Qu Jingdong provide relevant financial consultancy service for the Parties in this capital increase, the Parties agree to make payment in cash or donate shares to Defengjie and Qu Jingdong in proportion to their respective shareholdings. Within ten (10) working days as of the date of signature of this Agreement, Party A shall pay Defengjie or the agency designated by Defengjie RMB125,000.00 (in words: One Hundred and Twenty-Five Thousand Yuan Only); Shenzhen Jinpenglong Traffic Technology Co. Ltd. shall donate its 0.434% equity held in Party D to Qu Jingdong; He Ping shall donate his 0.119% equity held in Party D to Qu Jingdong; Shu Jianqin shall donate his 0.206% equity held in Party D to Qu Jingdong; and Yangli shall donate his 0.055% equity held in Party D to Qu Jingdong.

Article 2:  The shareholding proportions of Party D’s shareholders at the industrial and commercial change shall be subject to the shareholding proportions after donation as indicated in the following table.

Shareholder structure before and after donation:

	Before		After
Shareholder	Amount of capital contribution	Ratio	Amount of capital contribution	Ratio	Payment in cash	Equity donated

Huizhou Highpower Technology Co. Ltd.	121,125,000	50%	121,250,000	50%	-125,000

Shenzhen Jinpenglong Traffic Technology Co. Ltd.	51,000,000	21.053%	50,000,000	20.619%		-0.434%

He Ping	14,025,000	5.789%	13,750,000	5.67%		-0.119%

Shu Jianqin	24,225,000	10%	23,750,000	9.794%		-0.206%

Beijing Defengjie Fuhua Venture Investment Fund Management Center (limited partnership)	12,750,000	5.263%	15,000,000	6.185%

Qu Jingdong	12,750,000	5.263%	12,500,000	6.077%		+0.814%

Yang Lishan	6,375,000	2.632%	6,250,000	2.577%		-0.055%

Total	242,250,000	100%	242,500,000	100%		0

Article 3:  The Parties agree to, in the next three years, commonly push forward Party D’s listed transactions in domestic securities market or seek for acquiring Party D by a company including but not limited to a listed company of main board.

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Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Article 4:  Liability for breach of contract.

(1) If Party A fails to make payment to Beijing Defengjie Fuhua Venture Investment Fund Management Center (limited partnership) pursuant to Article 3 herein, Party A shall pay Beijing Defengjie Fuhua Venture Investment Fund Management Center (limited partnership) 3‰ of the total amount payable as late fee per day. If such delay exceeds thirty days, Party A shall also pay 30% of the total amount payable as penalty;

(2) If one Party breaks this Agreement (“the defaulting party” and causes losses to the other party (“the observant party”), the defaulting party shall make full compensation for all the losses caused to the observant party.

Article 5:  Provisions on restricting horizontal competition.

Whereas [***] is a BMS supplier of Party D and some shareholder of Party D is a shareholder of [***], to avoid competition with Party D after [***] carries out PACK business in the future, Party D promises to sign a non-competition agreement in the name of Party D with [***] and, agreed in the agreement, [***] shall not carry out PACK business in the future and not sell its BMS to Party D’s competitor [***] and [***].

Where needed in the future, Party D may purchase [***] at a reasonable price, which is a second consideration. The Parties agree that the reasonable estimate of [***] will not be higher than [***] by [***], and Party D may purchase [***] equity of [***] at a price not exceeding the estimated value.

Article 6:  Allocation and depreciation of the equipment Party A invests Party D.

Party A and Party D agree that the depreciation expenses of the power equipment Party A invests Party D shall be calculated according to ten years.

Article 7:  In case of any discrepancy between a document and/or an agreement signed by the Parties and this Agreement prior to signature of this Agreement, this Agreement shall prevail. The Parties have the obligation to amend the document and/or agreement signed to ensure consistency with this Agreement. In case of matters concerned in an agreement signed by the Parties and provided herein, this Agreement shall prevail. All clauses in conflict with the stipulations of this Agreement shall be invalid.

Article 8:  All aspects of this Agreement shall be governed by laws of the People’s Republic of China.

Article 9:  A dispute arising from the execution of this Agreement may be submitted by one Party to Huizhou Arbitration Committee for arbitration according to the current effective arbitration rules of the Committee. Arbitration shall be made in Chinese in Huizhou. The arbitral award shall be final and binding upon the Parties.

Article 10:  This Agreement is made out in eight originals for the Parties hereto each holding one, which shall be equally authentic.

Article 11:  This Agreement shall be established and come into force as of the date of signature of the Parties.

(The remainder of this page is intentionally left blank.)

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Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Party A:  Huizhou Highpower Technology Co. Ltd. (Seal)

Legal Representative/Authorized Representative: (Signature):  /s/ Pan Dangyu

Party B:  (the following members are hereinafter referred to collectively as “Party B”)

Name:  Shenzhen Jinpenglong Traffic Technology Co. Ltd. (Seal)

Legal Representative/Authorized Representative: (Signature):  /s/ He Ping

Name:  He Ping    Signature:  /s/ He Ping

Name:  Shu Jianqin    Signature:  /s/ Shu Jianqin

Party C:  (the following members are hereinafter referred to collectively as “Party C”)

Name:  Beijing Defengjie Fuhua Venture Investment Fund Management Center (limited partnership) (Seal)

Legal Representative/Authorized Representative: (Signature):  /s/ Qu Jingdong

Name:  Qu Jingdong    Signature:  /s/ Qu Jingdong

Name:  Yang Lishan   Signature:  /s/ Yang Lishan

Party D:  Huizhou Yipeng Energy Technology Co. Ltd. (Seal)

Legal Representative/Authorized Representative: (Signature):  /s/ He Ping

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